UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2011

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
(Address of Principal Executive Offices)		(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2011, the Board of Directors (the “Board”) of Air Products and Chemicals, Inc. (the “Company”) approved amended and restated bylaws for the Company.

The following is a summary of the amendments:

•	Article I, Section 1 was amended to provide that stockholder meetings may, in the discretion of the Board, be held by means of remote communication.

•

Article I, Section 8 was amended to provide that the voting standard generally applicable to matters brought before a meeting of stockholders is the majority of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter.

•

Article I, Section 8 was amended to provide that the standard for election of directors at a meeting of stockholders is the majority of votes cast, except in a contested election, in which case the standard shall be a plurality of the votes cast.

•

Article III, Section 1 was amended to clarify the circumstances under which any stockholder notice required under the bylaws may be given by electronic mail, to clarify when notice provided by posting on an electronic network is deemed given, and to set forth separate notice requirements with respect to directors.

•

Article III, Section 7 was added providing that the Court of Chancery for the State of Delaware is the exclusive forum for derivative claims brought on behalf of the Company, breach of fiduciary duty claims involving the officers, directors, or employees of the Company, and any other action involving the Company asserting a claim arising under the Delaware General Corporation Law or governed by the internal affairs doctrine.

•

Article X, Section 1 was amended to provide that, unless otherwise provided in the Company’s Certificate of Incorporation, the bylaws may be repealed, altered, or amended; and new bylaws may be adopted, at any meeting of the stockholders by the affirmative vote of a majority of stockholders entitled to vote at such meeting.

In addition to the amendments described above, adoption of the amended and restated bylaws effected various changes to clarify language and make other technical corrections and nonsubstantive modifications.

The foregoing description of the amendments is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3. Bylaws as amended effective July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: July 26, 2011	By:	/s/ Paul E. Huck
Paul E. Huck
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.	Bylaws as amended effective July 21, 2011

4